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                       [DELOITTE & TOUCHE LLP LETTERHEAD]

                                                                   EXHIBIT 23-12



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of DTE Energy Company on Form S-8 of our report dated January 26, 1998, appearing in the Annual Report on Form 10-K of DTE Energy Company for the year ended December 31, 1997.

/s/ Deloitte & Touche LLP


Detroit, Michigan
March 3, 1998